UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

InVision Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28236	94-3123544

(Commission File Number)	(IRS Employer Identification No.)

7151 Gateway Boulevard, Newark, CA	94560

(Address of principal executive offices)	(Zip Code)

(510) 739-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 7: Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document

99.1	Press release issued by InVision Technologies, Inc. on February 11, 2004, entitled “InVision Technologies Reports Fourth Quarter and Year-End 2003 Financial Results.” *

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 12: Results of Operations and Financial Condition.

     On February 11, 2004, we issued a press release announcing earnings for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, we use pro forma operating results. Our pro forma results exclude a charge relating to in-process research and development expenses. Our management believes that the presentation of pro forma results provides useful information to investors regarding certain additional financial and business trends relating to our financial condition and results of operations. Pro forma operating results are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Pro forma operating results should not be considered in isolation or as a substitute for operating results prepared in accordance with GAAP.

     As a result of the acquisition of Yxlon International Holding GmbH, our management believes pro forma operating results are a useful measure that facilitates period-to-period operating comparisons. Pro forma operating results exclude the effects of charges related to the acquisition of Yxlon. We report pro forma operating results to provide investors with an alternative method for assessing our operating results in a manner that is focused on what we believe to be our core business operations.

     Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. We have provided a reconciliation of pro forma operating results to GAAP operating results in Schedule 1. In addition, we have provided a reconciliation of reportable segment revenues and income (loss) from operations to consolidated revenues and income (loss) from operations in Schedule 2.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION TECHNLOGIES, INC.

Date: February 11, 2004	By:	/s/ Ross Mulholland

Ross Mulholland Chief Financial Officer

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Exhibit Index

Exhibit No.	Document

99.1	Press release issued by InVision Technologies, Inc. on February 11, 2004, entitled “InVision Technologies Reports Fourth Quarter and Year-End 2003 Financial Results.” *

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.